UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2007
BLAIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00878	25-0691670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer File Number)

220 Hickory Street, Warren, Pennsylvania	16366-0001

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (814) 723-3600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On Tuesday, April 24, 2007, Blair Corporation (the “Company”) issued a press release announcing that the Company’s shareholders approved the Agreement and Plan of Merger, dated January 23, 2007, by and among the Company, Appleseed’s Topco, Inc. (“Appleseed’s Topco”) and BLR Acquisition Corp., a wholly-owned subsidiary of Appleseed’s Topco, at a special meeting of its shareholders held in Warren, Pennsylvania. Pending satisfaction of other customary closing conditions, the transaction to acquire the Company is anticipated to close within ten business days. The press release announcing the Company shareholder approval is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits

Exhibit No.	Description
99.1	Blair Corporation Press Release dated April 24, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2007	BLAIR CORPORATION
	By:	/s/ Larry J. Pitorak
Larry J. Pitorak
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Blair Corporation Press Release dated April 24, 2007